                                                                 Exhibit 99.2


                                                 BOSTON PROPERTIES, INC.
                                                 800 BOYLSTON STREET, SUITE 400
                                                 BOSTON, MA 02199
                                                 (NYSE: BXP)

AT THE COMPANY                     AT THE FINANCIAL RELATIONS BOARD
--------------                     --------------------------------
Elaine Quinlan                     Marilynn Meek - General Info. (212) 661-8030
Investor Relations                 Claire Koeneman - Analyst (312) 266-7800
(617) 236-3300                     Judith Sylk-Siegel - Media (212) 661-8030

                        BOSTON PROPERTIES, INC. ANNOUNCES
                           FOURTH QUARTER 2000 RESULTS

                     REPORTS DILUTED FFO PER SHARE OF $0.85

BOSTON, MA, JANUARY 23, 2001 - Boston Properties, Inc. (NYSE: BXP) today reported results for the fourth quarter and year ended December 31, 2000.

Funds from Operations (FFO) for the quarter ended December 31, 2000 were $71.9 million, or $0.89 per share basic and $0.85 per share diluted, compared to FFO of $51.6 million, or $0.76 per share basic and $0.74 per share diluted for the quarter ended December 31, 1999. This represents a 14.9% year to year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 80,885,230 and 96,008,217, respectively, for the quarter ended December 31, 2000 and 67,906,320 and 81,248,871, respectively, for the same quarter last year.

FFO for the year ended December 31, 2000 was $247.4 million, or $3.46 per share basic and $3.31 per share diluted, compared to FFO of $196.1 million, or $2.96 per share basic and $2.89 per share diluted for the year ended December 31, 1999. The weighted average number of basic and diluted shares outstanding totaled 71,424,207 and 85,723,101, respectively, for the year ended December 31, 2000 and 66,235,417 and 79,473,337, respectively, for the same period last year.

Revenues were $228.5 million and $879.4 million for the quarter and year ended December 31, 2000, respectively, compared to revenues of $205.1 million and $786.6 million for the same periods in 1999. Net income available to common shareholders for the quarter and year ended December 31, 2000 was $43.2 million and $146.4 million, respectively, compared to $34.4 million and $113.9 million for the same periods in 1999. Net income per share available to common shareholders for the quarter and year ended December 31, 2000 was $0.53 per share basic and $0.52 per share diluted and $2.05 per share basic and $2.01 per share diluted, respectively, compared to $0.51 per share basic and $0.50 per share diluted and $1.72 per share basic and $1.71 per share diluted for the same periods last year.

                                     -MORE-

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter and year ended December 31, 2000. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of December 31, 2000, the Company's portfolio consisted of 144 properties comprising more than 37.6 million square feet, including 15 properties currently under construction totaling 4.5 million square feet. The overall occupancy rate for the properties in service as of December 31, 2000 was 98.9%.

Additional highlights of the fourth quarter include:

- The disposition of 1950 Stanford Court, a single story industrial building totaling 53,250 square feet, and an adjacent parcel of land totaling approximately 2 acres in Landover, MD, on October 13, 2000 for approximately $2.2 million.

- The refinancing of the mortgage loan secured by 601 and 651 Gateway which consisted of replacing the $75.0 million mortgage loan with a $90.0 million loan. The new financing bears interest at a rate equal to 8.40% and matures in October 2010.

- The closing on October 6, 2000 of a joint venture with an affiliate of Westbrook, in which Boston Properties has a 50% interest, which was formed to develop One and Two Discovery Square, two Class A office buildings in Reston, Virginia totaling 362,868 square feet.

- The closing of bond financing on October 12, 2000 totaling $57.61 million collateralized by the New Dominion Tech Park, Building One development project in Herndon, Virginia. Such financing matures in October 2020 and bears interest at a rate of 7.58%. The proceeds of $57.61 million were used to fund an escrow and will be held until the New Dominion Tech Park, Building One is completed, which is estimated to be in First Quarter 2001. At that time, it is anticipated that the current construction loan will be paid off and the remaining proceeds will be available to Boston Properties.

- The closing of a public offering on October 31, 2000 of 17,110,000 shares of Common Stock at a price per share of $39.0625 (including 2,110,000 shares issued as a result of the exercise of an overallotment option by the underwriters on November 2, 2000) resulting in net proceeds of approximately $634.1 million.

- The acquisition of the leasehold interest and ground rent credits at One Times Square, future site of Times Square Tower in midtown Manhattan, for approximately $165.1 million on December 1, 2000. This development will consist of a 47-floor, 1.2 million square foot office tower. The office space has been 53% pre-leased to Arthur Andersen.

- The closing of a construction loan secured by the 40 Shattuck Road development in Andover Office Park, in the amount of $16.0 million at a rate of LIBOR + 1.75% and maturing in December 2003.

- The closing of a construction loan secured by the Discovery Square development in the amount of $75.0 million at a rate of LIBOR + 1.70% and maturing in December 2003. Discovery Square is a joint venture with an affiliate of Westbrook, in which Boston Properties has a 50% interest. This development is 43% pre-leased.

- The closing of a joint venture with The New York State Common Retirement Fund, in which Boston Properties has a 25% interest, to develop 901 New York Avenue, a Class A office building in Washington D.C. totaling 550,000 square feet on December 8, 2000.

- The closing of a joint venture with an affiliate of Westbrook, in which Boston Properties has a 50% interest, which was formed to develop Two Freedom Square, a Class A office building in Reston, Virginia totaling 417,113 square feet on December 29, 2000. This development is 44% pre-leased with an additional 17% committed.

- The refinancing of a mortgage loan secured by 280 Park Avenue which consisted of replacing the $220.0 million loan with a $270.0 million loan. The new financing bears interest at a rate of 7.65% and matures in December 2011.

- The closing of permanent mortgage financing secured by Market Square North, a property owned 50% by Boston Properties, in the amount of $100.0 million at a rate of 7.70% and maturing in December 2010.

- The acquisition of a 50 acre site known as Crane Meadow in Marlborough, Massachusetts for approximately $7.2 million on December 21, 2000. The site is expected to support a development of 400,000 square feet.

- The acquisition of a 3.7 acre site known as Almaden in San Jose, California for approximately $26.2 million on December 11, 2000. The site is expected to support a development of 841,000 square feet.

Boston Properties will conduct a conference call tomorrow, January 24, 2001 at 10:00 AM (Eastern Time) to discuss the results of this year's fourth quarter. The number to call for this interactive teleconference is (888) 413-4411. A replay of the conference call will be available through February 1, 2001 by dialing (888) 266-2086 and entering the passcode 4892527.

Additionally, a copy of Boston Properties' fourth quarter 2000 "Supplemental Operating and Financial Data" will be available on the Investor section of the company's website at http://www.bostonproperties.com. These materials are also available by contacting Investor Relations at 617-236-3300 or by written request to:

         Investor Relations
         Boston Properties
         800 Boylston Street
         Boston, MA 02199

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in Greater San Francisco.

To receive Boston Properties' latest news and corporate developments via fax at no cost, please call 1-800-PRO-INFO; use Company code BXP. Visit the Company's web site at http://www.bostonproperties.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. YOU SHOULD EXERCISE CAUTION IN INTERPRETING AND RELYING ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND BOSTON PROPERTIES CONTROL AND COULD MATERIALLY AFFECT ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS. THESE FACTORS INCLUDE, WITHOUT LIMITATION, THE ABILITY TO ENTER INTO NEW LEASES OR RENEW LEASES ON FAVORABLE TERMS, DEPENDENCE ON TENANTS' FINANCIAL CONDITION, THE UNCERTAINTIES OF REAL ESTATE DEVELOPMENT AND ACQUISITION ACTIVITY, THE ABILITY TO EFFECTIVELY INTEGRATE ACQUISITIONS, THE COSTS AND AVAILABILITY OF FINANCING, THE EFFECTS OF LOCAL ECONOMIC AND MARKET CONDITIONS, REGULATORY CHANGES AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

Financial tables follow.

                             BOSTON PROPERTIES, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)


                                                               THREE MONTHS ENDED          YEAR ENDED
                                                                  DECEMBER 31,             DECEMBER 31,
                                                               ------------------       ------------------
                                                                2000        1999         2000        1999
                                                               ------      ------       ------      ------
                                                                         (UNAUDITED)
                                                               -------------------------------
  Revenue
    Rental:
      Base rent..............................................  183,319     170,663   $  715,358   $  646,924
      Recoveries from tenants................................   23,736      18,864       92,692       72,742
      Parking and other......................................   12,797      11,479       50,892       45,751
                                                             ---------   ---------     --------   ----------
        Total rental revenue.................................  219,852     201,006      858,942      765,417
    Development and management services......................    3,405       3,344       11,837       14,708
    Interest and other.......................................    5,270         797        8,574        6,439
                                                             ---------   ---------     --------   ----------
        Total revenue........................................  228,527     205,147      879,353      786,564
                                                             ---------   ---------     --------   ----------
  Expenses
    Operating................................................   67,335      64,947      264,701      249,268
    General and administrative...............................    9,791       8,110       35,659       29,455
    Interest.................................................   50,854      53,964      217,064      205,410
    Depreciation and amortization............................   36,088      31,744      133,150      120,059
                                                             ---------   ---------     --------   ----------
        Total expenses.......................................  164,068     158,765      650,574      604,192
                                                             ---------   ---------     --------   ----------
  Income before minority interests and joint venture income..   64,459      46,382      228,779      182,372
  Minority interest in property partnerships.................     (250)       (141)        (932)      (4,614)
  Income (loss) from unconsolidated joint ventures...........      402        (180)       1,758          468
                                                             ---------   ---------     --------   ----------
  Income before minority interest in Operating Partnership...   64,611      46,061      229,605      178,226
  Minority interest in Operating Partnership.................  (19,472)    (16,452)     (76,039)     (64,917)
                                                             ---------   ---------     --------   ----------
  Income before gain (loss) on sales of real estate..........   45,139      29,609      153,566      113,309
  Gain (loss) on sales of real estate, net...................       73       6,417         (234)       6,467
                                                             ---------   ---------     --------   ----------
  Income before extraordinary item...........................   45,212      36,026      153,332      119,776
  Extraordinary loss, net....................................     (334)          -         (334)           -
                                                             ---------   ---------     --------   ----------
  Net income before preferred dividend.......................   44,878      36,026      152,998      119,776
  Preferred dividend.........................................   (1,643)     (1,654)      (6,572)      (5,829)
                                                             ---------   ---------     --------   ----------
  Net income available to common shareholders................$  43,235   $  34,372     $146,426   $  113,947
                                                             ---------   ---------     --------   ----------
                                                             ---------   ---------     --------   ----------
  Basic earnings per share:
    Income before extraordinary item.........................$    0.54     $  0.51     $   2.05      $  1.72
    Extraordinary loss, net..................................    (0.01)          -           -             -
                                                             ---------   ---------     --------   ----------
    Net income available to common shareholders..............$    0.53     $  0.51     $   2.05      $  1.72
                                                             ---------   ---------     --------   ----------
                                                             ---------   ---------     --------   ----------
    Weighted average number of common shares outstanding.....   80,885      67,906       71,424       66,235
                                                             ---------   ---------     --------   ----------
                                                             ---------   ---------     --------   ----------
  Diluted earnings per share:
    Income before extraordinary item.........................$    0.52     $  0.50      $  2.01      $  1.71
    Extraordinary loss, net..................................        -           -            -            -
                                                             ---------   ---------     --------   ----------
    Net income available to common shareholders..............$    0.52     $  0.50      $  2.01      $  1.71
                                                             ---------   ---------     --------   ----------
                                                             ---------   ---------     --------   ----------
    Weighted average number of common and common
      equivalent shares outstanding..........................   83,013      68,247       72,741       66,776
                                                             ---------   ---------     --------   ----------
                                                             ---------   ---------     --------   ----------


                            BOSTON PROPERTIES, INC.
                             FUNDS FROM OPERATIONS
           (UNAUDITED AND IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)


                                                                THREE MONTHS ENDED       YEAR ENDED
                                                                   DECEMBER 31,         DECEMBER 31,
                                                                ------------------     ----------------
                                                                 2000        1999       2000      1999
                                                                ------     -------     ------    ------
Income before minority interests and joint venture income....   $64,459    $46,382   $228,779   $ 182,372

Add:
  Real estate depreciation and amortization..................    36,830     31,914    134,386     119,583
  Income (loss) from unconsolidated joint ventures...........       402       (180)     1,758         468
Less:
  Minority property partnership's share
    of Funds from Operations.................................      (287)      (179)    (1,061)     (3,681)
  Preferred dividends and distributions......................    (8,246)    (8,303)   (32,994)    (32,111)
                                                                -------    -------   --------    --------
Funds from operations........................................   $93,158    $69,634   $330,868    $266,631
                                                                -------    -------   --------    --------
                                                                -------    -------   --------    --------
Funds from operations available to common shareholders.......   $71,888    $51,555   $247,371    $196,101
                                                                -------    -------   --------    --------
                                                                -------    -------   --------    --------
Weighted average shares outstanding - basic..................    80,885     67,906     71,424      66,235
                                                                -------    -------   --------    --------
                                                                -------    -------   --------    --------
  Per share - basic..........................................   $  0.89    $  0.76   $   3.46    $   2.96
                                                                -------    -------   --------    --------
                                                                -------    -------   --------    --------
Weighted average shares outstanding - diluted................    96,008     81,248     85,723      79,473
                                                                -------    -------   --------    --------
                                                                -------    -------   --------    --------
  Per share - diluted........................................   $  0.85    $  0.74   $   3.31    $   2.89
                                                                -------    -------   --------    --------
                                                                -------    -------   --------    --------


                            BOSTON PROPERTIES, INC.
                          CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                         DECEMBER 31,
                                                                  -------------------------
                                                                      2000          1999
                                                                  -----------    ----------
                                                                  (UNAUDITED)
                            ASSETS
Real estate:                                                      $6,112,779     $5,609,424
  Less: accumulated depreciation.................................   (586,719)      (470,591)
                                                                  -----------    ----------
    Total real estate............................................  5,526,060      5,138,833

Cash and cash equivalents........................................    280,957         12,035
Escrows .........................................................     85,561         40,254
Investments in securities........................................      7,012         14,460
Tenant and other receivables, net................................     26,852         28,259
Accrued rental income, net.......................................     91,684         82,228
Deferred charges, net............................................     77,319         53,733
Prepaid expenses and other assets................................     41,154         28,452
Investments in joint ventures....................................     89,871         36,518
                                                                  -----------    ----------
    Total assets................................................. $6,226,470     $5,434,772
                                                                  -----------    ----------
                                                                  -----------    ----------
             LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Mortgage notes payable......................................... $3,357,281     $2,955,584
  Unsecured line of credit.......................................          -        366,000
  Note payable...................................................     57,610             -
  Accounts payable and accrued expenses..........................     57,338         66,780
  Dividends and distributions payable............................     71,274         50,114
  Accrued interest payable.......................................      5,599          8,486
  Other liabilities..............................................     51,926         48,282
                                                                  -----------    ----------
    Total liabilities............................................  3,601,028      3,495,246
                                                                  -----------    ----------
Commitments and contingencies....................................          -             -
                                                                  -----------    ----------
Minority interests...............................................    877,715        781,962
                                                                  -----------    ----------
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 2,000,000 shares issued
  and outstanding................................................    100,000        100,000
                                                                  -----------    ----------
Stockholders' equity:
  Excess stock, $.01 par value, 150,000,000 shares
    authorized, none issued or outstanding.......................          -             -
  Common stock, $.01 par value, 250,000,000 shares
    authorized, 86,630,089 and 67,910,434 issued and
    outstanding in 2000 and 1999, respectively...................        866            679
  Additional paid-in capital.....................................  1,674,013      1,067,778
  Dividends in excess of earnings................................    (14,559)       (10,893)
  Unearned compensation..........................................       (848)            -
  Accumulated other comprehensive loss...........................    (11,745)            -
                                                                  -----------    ----------
    Total stockholders' equity...................................  1,647,727      1,057,564
                                                                  -----------    ----------
      Total liabilities and stockholders' equity................. $6,226,470     $5,434,772
                                                                  -----------    ----------
                                                                  -----------    ----------


                             BOSTON PROPERTIES, INC.
                              PORTFOLIO OCCUPANCY

                                             Occupancy by Location
                                  December 31, 2000         December 31, 1999
                                  -----------------         -----------------
Greater Boston...................       99.3%                     96.7%
Greater Washington, D.C..........       98.5%                     96.4%
Midtown Manhattan................       99.9%                     97.8%
Baltimore, MD....................       99.8%                     99.7%
Richmond, VA.....................      100.0%                     98.0%
Princeton/East Brunswick, NJ.....       98.7%                     98.9%
Greater San Francisco............       97.9%                     96.4%
Bucks County, PA.................      100.0%                    100.0%
                                  -----------------         -----------------
  Total Portfolio................       98.9%                     97.1%
                                  -----------------         -----------------
                                  -----------------         -----------------


                                               Occupancy by Type
                                  December 31, 2000         December 31, 1999
                                  -----------------         -----------------
Class A Office Portfolio.........       99.0%                     97.7%
R&D Portfolio....................       98.0%                     93.0%
Industrial Portfolio.............       95.9%                     90.4%
                                  -----------------         -----------------
  Total Portfolio................       98.9%                     97.1%
                                  -----------------         -----------------
                                  -----------------         -----------------